UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2011

Silverleaf Resorts, Inc.

(Exact name of registrant as specified in its charter)

Texas

(State or other jurisdiction of incorporation)

1-13003		75-2259890
(Commission File Number)		(IRS Employer Identification Number)

1221 River Bend Drive, Suite 120, Dallas, Texas		75247
(Address of principal executive offices)		(Zip Code)

214-631-1166
(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Effective March 17, 2011, Silverleaf Resorts, Inc. (the “Registrant”) entered into an agreement to increase its borrowing capacity under its existing revolving receivables credit facility with Wells Fargo Capital Finance, LLC (“WFCF”). Pursuant to the Amended and Restated Loan and Security Agreement - Receivables (the “Amended and Restated LSA”), the maximum aggregate commitment of WFCF was increased to the amount by which $75 million exceeds the aggregate amount of Silverleaf Timeshare Backed Notes, Series 2008-A (the “Series 2008-A Notes”) held by WFCF. WFCF currently holds $8.1 million of the Series 2008-A Notes. Prior to the amendments to the facility, WFCF's maximum commitment was the lesser of $50 million or the amount by which $75 million exceeded the aggregate amount outstanding under the Series 2008-A Notes held by WFCF.

Under the terms of the Amended and Restated LSA, the revolving period in the facility was extended from August 2011 to August 2013 and the maturity date was extended from August 2014 to August 2016. Voluntary prepayment of principal is not permitted prior to September 1, 2011 at which time the Registrant may prepay the outstanding balance, plus a prepayment premium ranging from 1% to 3%. In addition, certain financial covenants were also modified. The tangible net worth the Registrant must maintain is now not less than the sum of (i) the amount that is 80% of the tangible net worth of the Registrant as calculated based on the balance sheet of its audited financial statements for the year ended December 31, 2010, plus (ii) 50% of Registrant's consolidated net income for each calendar year, if positive, ending on or after December 31, 2011. The maximum allowable limit on the ratio of debt to tangible net worth which previously could not exceed 6.0 to 1 at any time during the term of the facility was modified and this ratio must now be less than or equal to 4.5 to 1. The interest rate was adjusted from prime with a floor of 6% to the LIBOR Rate plus 3% with a floor of 6%.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance-Sheet Arrangement of Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description of Exhibit

*10.1	Amended and Restated Loan and Security Agreement - Receivables dated as of March 17, 2011 between the Registrant and Wells Fargo Capital Finance, LLC
_______________
* filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:	March 18, 2011	SILVERLEAF RESORTS, INC.

		By:	/S/ HARRY J. WHITE, JR.
		Name:	Harry J. White, Jr.
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

*10.1	Amended and Restated Loan and Security Agreement - Receivables dated as of March 17, 2011 between the Registrant and Wells Fargo Capital Finance, LLC
_______________
* filed herewith